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                                                                    Exhibit 23.1

                              Arthur Andersen LLP


                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated
April 2, 1999 included in Semtech Corporation's Form 10-K for the year ended January 31, 1999 and to all references to our Firm included in this registration statement.


                                              /s/ Arthur Andersen LLP
                                              ARTHUR ANDERSEN LLP

Los Angeles, California
January 20, 2000